                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2006
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                            RELATIONSERVE MEDIA, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   333-119632                 43-2053462
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)

  6700 North Andrews Avenue, Fort Lauderdale, Florida              33309
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       (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (954) 202-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

PURCHASE AGREEMENT FOR SENDTEC, INC.

      On February 3, 2006, the consolidation milestones ("Consolidation
Milestones") set forth in the Securities Purchase Agreement (the "Securities
Purchase Agreement"), dated October 31, 2005, by and among RelationServe Media,
Inc. (the "Company"), SendTec Acquisition Corp. ("STAC"), the purchasers named on the signature pages thereto ("Purchasers"), and Christina Corporate Services,
Inc. in its capacity as administrative agent for the Purchasers ("Agent"), as more fully described in and filed as Exhibit 10.1 to the Company's Current
Report on Form 8-K filed November 4, 2005, as amended on November 7, 2005 and
February 3, 2006 (the "November Form 8-K"), were satisfied by the Company. The
Company organized STAC to serve as the purchaser of the business and certain assets (the "Asset Purchase") of SendTec, Inc. ("SendTec") from theglobe.com, inc. The Asset Purchase was financed by issuance of $34.95 million of Senior
Secured Convertible Debentures due October 30, 2009 of STAC (the "Debentures")
as well as issuance by the Company of $10,289,690 of Series A Convertible
Preferred Stock, par value $0.001 per share (the "Series A Preferred"). In order to provide funds to STAC to complete the Asset Purchase, $10,000,000 of STAC common stock, par value $0.001 per share (the "STAC Common Stock"), representing approximately 23% ownership), was acquired by the Company, which $10,000,000 was provided by the proceeds from the sale of the Series A Preferred. Certain purchasers of the Debentures also purchased from STAC $279,669 shares of Series
A Redeemable Preferred Stock, par value $0.001 of STAC (the "STAC Preferred
Stock") at a purchase price of $1.00 per share providing such purchasers voting control of STAC prior to the "Consolidation" (as described below). As a result of reaching the Consolidation Milestones on February 3, 2006, certain provisions of the Debentures, the STAC Preferred Stock, and the Series A Preferred, as well as the terms of certain agreements with the management of STAC, resulted in the automatic conversion of STAC into a wholly-owned subsidiary of the Company through the following:

     (i)       the Debentures ($34,950,000), initially convertible at $1.00 per share into STAC Common Stock, are now convertible into Company common stock, par value $0.001 per share (the "Company Common
               Stock") at a conversion price of $1.50 per share pursuant to their terms (a form of Debenture is filed as Exhibit 10.2 to the
               November Form 8-K);

     (ii)      seven-year warrants to purchase an aggregate of 10,081,607 shares of Company Common Stock, at a purchase price of $0.01 per share
               (the "Warrants"), were issued to Debenture holders;

     (iii)     all outstanding shares of STAC Preferred Stock were redeemed, pursuant to their terms, at a price equal to the purchase price of $1.00 per share, plus accrued and unpaid dividends, for an aggregate redemption price of approximately $283,405 to the holders of the STAC Preferred Stock;

     (iv)      the Series A Preferred automatically converted into 7,621,991 shares of Company Common Stock pursuant to the terms of the
               Series A Preferred at a conversion price of $1.35 per share;

     (v)       all rights held by certain members of STAC management and former stockholders of SendTec (or its parent) to receive any STAC securities (including any options) were cancelled and 9,506,380 shares of Company Common Stock were issued to such persons; and

     (vi)      the Company entered into a Registration Rights Agreement relating to the shares underlying the Warrants and the Debentures and additional shares issued in connection with certain covenant amendments (as described below).

      Certain additional transactions were entered contemporaneous with the
Consolidation, and as conditions thereto:

     (i)       Scott Hirsch certified that he and certain affiliated entities had disposed of all shares of Company Common Stock held by such persons (other than options to purchase 100,000 shares of Common
               Stock held by Danielle Karp, the sister of Scott Hirsch, issued in connection with her services to the Company prior to the
               Consolidation, and Danielle Karp resigned all positions with the
               Company and its subsidiaries;

     (ii)      Paul Soltoff was appointed to the board of directors of the
               Company and Eric Obeck, Paul Soltoff, and Donald Gould, members of STAC management, were appointed as executive officers of the
               Company; and

     (iii)     An aggregate of 525,000 shares of Common Stock was issued to holders of the Debentures for amendment to certain of the
               restrictive covenants in the Securities Purchase Agreement, and the forbearance of certain potential breaches of the covenants by
               STAC occurring during the fourth quarter of 2005.

      In addition, on February 3, 2006, Sunrise Equity Partners, L.P. purchased
500,000 shares of Company Common Stock at a purchase price of $1.50 per share.

      In connection with the Consolidation, the Company and each of its subsidiaries executed and delivered a Guarantor Security Agreement, Copyright
Security Agreement, Patent Security Agreement, Trademark Security Agreement and
the General Continuing Guaranty guaranteeing the timely payment of amounts due under the Debentures and pledging Company property and assets as collateral therefore. A more complete description of the material agreements executed on
February 3, 2006 follows.

COVENANT AMENDMENT AND PROSPECTIVE WAIVER

      On February 3, 2006, the Company, STAC and the holders of the Debentures entered in a Letter Agreement (the "Covenant Agreement"), attached hereto as
Exhibit 10.1. Pursuant to the Covenant Agreement, as STAC had not satisfied certain of the covenants set forth in the Securities Purchase Agreement, certain of the financial convents in the Securities Purchase Agreement were revised. In addition, the Company issued 525,000 shares of Company Common Stock to the
Holders pro rata in accordance with their respective ownership of the
Debentures.

GUARANTOR SECURITY AGREEMENT

      On February 3, 2006, the Company, its wholly-owned subsidiaries
RelationServe Access, Inc. and Friendsand, Inc. (collectively "Grantors") and
Agent entered into the Guarantor Security Agreement, attached hereto as Exhibit
10.2. The Grantors (i) agreed to jointly and severally guarantee the obligations owed by STAC or any other Grantor to Agent or any holder under the Securities
Purchase Agreement, the Debentures or any other financing document, and (ii)
granted an unconditional, continuing security interest in all of their personal property whether now owned or hereafter acquired ("Collateral"). In the event of default or upon the occurrence of other events of default as described in the
Guarantor Security Agreement, the holders may exercise all the rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law.

      As defined in the Guarantor Security Agreement, the Collateral includes but is not limited to the following, (each defined term having the meaning assigned to such term in the Guarantor Security Agreement):

      (a)   all of such Grantor's Accounts;

      (b)   all of such Grantor's books and records (including all of its
            Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or
            General Intangibles related to such information) ("Books");

      (c)   all of such Grantor's chattel paper (as that term is defined in the
            Code) and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper ("Chattel Paper");

      (d)   all of such Grantor's interest with respect to any Deposit Account;

      (e)   all of such Grantor's Equipment and fixtures;

      (f)   all of such Grantor's general intangibles (as that term is defined in the Code) and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or
            regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright),
            Patents, Trademarks, Copyrights, URLs and domain names,

            industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, rights in programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or
            recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, rights in computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than Commercial
            Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and
            oil, gas, or other minerals before extraction ("General
            Intangibles");

      (g)   all of such Grantor's Inventory;

      (h)   all of such Grantor's Investment Related Property;

      (i)   all of such Grantor's letters of credit, letter of credit rights, instruments, promissory notes, drafts, and documents (as such terms may be defined in the Code) ("Negotiable Collateral");

      (j)   all of such Grantor's rights in respect of supporting obligations
            (as such term is defined in the Code), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related
            Property ("Supporting Obligations");

      (k)   all of such Grantor's interest with respect to any commercial tort claims (as that term is defined in the Code), including, without limitation those commercial tort claims listed on Schedule 6 attached hereto ("Commercial Tort Claims");

      (l)   all of such Grantor's money, cash equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any holder; and

      (m)   all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper,
            Deposit Accounts, Equipment, General Intangibles, Inventory,
            Investment Related Property, Negotiable Collateral, Supporting
            Obligations, Commercial Tort Claims, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the
            foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the "Proceeds").
            Without limiting the generality of the foregoing, the term
            "Proceeds" includes whatever is receivable or received when
            Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Grantor or
            Agent from time to time with respect to any of the Investment
            Related Property.

COPYRIGHT SECURITY AGREEMENT

      On February 3, 2006, the Grantors and Agent entered into a Copyright
Security Agreement, attached hereto as Exhibit 10.3. Each Grantor granted Agent for the benefit of holders a continuing first priority security interest in all of such Grantor's right, title and interest in the following, whether presently existing or hereinafter created or acquired (each defined term having the meaning assigned to such term in the Copyright Security Agreement):

      (a)   all of such Grantor's Copyrights and rights in or to Copyright
            Intellectual Property Licenses to which it is a party including those referred to on Schedule I thereto;

      (b)   all restorations, reversions, renewals or extensions of the foregoing; and

      (c)   all products and proceeds of the foregoing, including, without limitation, any claims by such Grantor against third parties for past, present or future infringement of any Copyright.

      As of the date of the Consolidation, the Grantors have no right, title or interest in any of the aforementioned intellectual property.

PATENT SECURITY AGREEMENT

      On February 3, 2006, the Grantors and Agent entered into a Patent Security
Agreement, attached hereto as Exhibit 10.4. Each Grantor granted Agent for the benefit of holders a continuing first priority security interest in all of such
Grantor's right, title and interest in the following, whether presently existing or hereinafter created or acquired (each defined term having the meaning assigned to such term in the Patent Security Agreement):

      (a)   all of its Patents and rights in and to Patent Intellectual Property
            Licenses to which it is a party including those referred to in
            Schedule I thereto;

      (b)   all reissues, continuations, continuations-in-part, substitutes, extensions or renewals of, and improvements on, the foregoing; and

      (c)   all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Patent.

      As of the date of the Consolidation, the Grantors have no right, title or interest in any of the aforementioned intellectual property.

TRADEMARK SECURITY AGREEMENT

      On February 3, 2006, the Grantors and Agent entered into a Trademark
Security Agreement, attached hereto as Exhibit 10.5. Each Grantor granted Agent for the benefit of holders a continuing first priority security interest in all of such Grantor's right, title and interest in the following, whether presently existing or hereinafter created or acquired (each defined term having the meaning assigned to such term in the Trademark Security Agreement):

      (a)   all of its Trademarks and rights in and to Trademark Intellectual
            Property Licenses to which it is a party including those referred to on Schedule I thereto;

      (b)   all extensions, modifications and renewals of the foregoing;

      (c)   all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

      (d)   all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any
            Trademark, or (ii) injury to the goodwill associated with any
            Trademark.

      As of the date of the Consolidation, the Grantors have no right, title or interest in any of the aforementioned intellectual property.

GENERAL CONTINUING GUARANTY

      On February 3, 2006, the Company, its wholly-owned subsidiaries
RelationServe Access, Inc. and Friendsand, Inc. (collectively "Guarantors") and
Agent for the benefit of holders entered into a General Continuing Guaranty, attached hereto as Exhibit 10.6. Pursuant to this General Continuing Guaranty, each of the Guarantors jointly and severally guarantees, as for its own debt, until final payment in full thereof has been made, (i) the prompt payment of all obligations owed by Grantor to Agent or any holder, and (ii) the punctual and faithful performance by Grantors of all agreements, conditions, covenants and obligations of Grantors contained in the Securities Purchase Agreement, the
Debentures, the STAC Security Agreement and the other financing documents.

WARRANTS

      On February 3, 2006, the Company issued seven-year warrants to the holders of the Debentures to purchase 10,081,607 shares of Company Common Stock in amounts proportional to the face amount of the Debentures exercisable at $0.01 per share (the "Warrants"). The Warrants will be exercisable from February 3,
2006 through October 30, 2012. A form of Warrant is attached hereto as Exhibit
10.7.

SECURITIES EXCHANGE AGREEMENT

      On February 3, 2006, the Company and the other parties identified on the signature pages thereto entered into a Securities Exchange Agreement, attached hereto as Exhibit 10.8. Pursuant to this Securities Exchange Agreement, the shares of STAC Common Stock owned by STAC management were exchanged for Company
Common Stock in the amounts set forth on Schedule A thereto in a transaction intended to be tax-free. Certain of the STAC Common Stock specified on Schedule
A thereto have been held in escrow by Olshan Grundman Frome Rosenzweig & Wolosky
LLP as escrow agent (the "Escrow Agent") and the Company Common Stock exchanged for such STAC Common Stock will also be held in escrow by the Escrow Agent to satisfy potential claims, if any, arising out of the representations and warranties made by the parties to the Securities Exchange Agreement in connection with the acquisition of SendTec from theglobe.com inc. as described in the November Form 8-K.

REGISTRATION RIGHTS AGREEMENT

      On February 3, 2006, the Company entered into a Registration Rights
Agreement with each of the holders of the Debentures and Warrants, attached hereto as Exhibit 10.9, to register the underlying Common Stock thereunder. The
Registration Rights Agreement provides that the Company will file a registration statement with the Securities Exchange Commission ("SEC") within 45 days following the Consolidation. If the Company does not comply with certain requirements relating to the filing the registration statement or maintaining its effectiveness, the Company will pay each holder monthly in cash as partial liquidated damages 1% of the aggregate purchase price paid by such holder for the Company Common Stock. If STAC fails to pay any partial liquidated damages in full within seven days after the date payable, STAC will pay interest thereon at a rate of 18% per annum to the holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

      On February 3, 2006, Scott Hirsch, a founder of the Company, his sister,
Danielle Karp, the Company's former President and a Director ("Karp"), Boston
Technology Ventures Corporation and McCall & Estes Advertising, Inc.
(collectively the "Hirsch Affiliates") and the Company entered into a
Non-Competition and Non-Solicitation Agreement, attached hereto as Exhibit

10.10. Pursuant to the Non-Competition and Non-Solicitation Agreement, the
Hirsch Affiliates agreed not to compete with the Company's business for a period of one year. In addition, each Hirsch Affiliate agreed not to disclose or make use of any knowledge or information of a confidential or proprietary nature relating to the Company, its affiliates and their respective businesses without the prior written consent of the Company.

SEVERANCE AGREEMENT

      Effective February 3, 2006, the Company and Karp entered into a Release and Employment Severance Agreement, attached hereto as Exhibit 10.11, pursuant to which (i) Karp resigned from all of her positions with the Company, (ii) Karp will receive $50,000, (iii) Karp's options to purchase 100,000 shares of Company
Common Stock vested in full, (iv) Karp released all claims, promises, causes of action that she has or may have against the Company and (v) Karp promised not to disclose confidential information relating to the Company.

SECURITIES PURCHASE AGREEMENT WITH SUNRISE EQUITY PARTNERS, L.P.

      On February 3, 2006, the Company and Sunrise Equity Partners, L.P.
("Sunrise") entered in a Securities Purchase Agreement, attached hereto as
Exhibit 10.12, pursuant to which the Company sold Sunrise 500,000 shares of
Company Common Stock for $750,000. The Company granted Sunrise unlimited and customary "piggyback" registration rights as well as registration rights similar to the registration rights granted by the Company in connection with that certain Registration Rights Agreement dated October 31, 2005 with its then holders of Series A Preferred Stock. As a result, the Company is obligated to file a Registration Statement on or before 45 days after the Consolidation pursuant to the Registration Rights Agreement described above. The registration rights will survive until such time as the Company Common Stock may be sold without volume restrictions pursuant to Rule 144(k) of the Securities Act of
1933, as amended (the "1933 Act").

MUTUAL GENERAL RELEASE

      On February 3, 2006, (i) the Company, its officers, directors and subsidiaries and (ii) the Hirsch Affiliates entered in a Mutual General Release, attached hereto as Exhibit 10.13. Pursuant to this Mutual General Release, each of the parties thereto released each other party thereto from all actions, causes of action, suits, debts, dues, sums of money, obligations, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgment, extents, executions, claims, liabilities, rights and demands whatsoever, of whatever kind or nature, in contract or in tort, in law or equity, known or unknown, which such releasing party or any party claiming by or through such releasing party ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date if this Agreement, provided, however, neither party releases the other as to the agreements executed on the date of the Consolidation.

DIRECTOR AGREEMENT

      On October 31, 2005, effective upon the Consolidation, the Company, Lehman
Brothers, Inc. and LB I Group Inc. ("collectively "Lehman") entered into a letter agreement ("Director Agreement"), attached hereto as Exhibit 10.14.
Pursuant to the Director Agreement, the parties agreed to certain matters relating to the Company's board of directors and its independent registered public accounting firm including: (i) the Company's board of directors shall not exceed six members, (ii) at Lehman's request, the Company shall use its best efforts to cause all then members of the board of directors to resign other than
Mandee Heller Adler and cause the election of Michael H. Brausser and Paul
Soltoff as members of the board of directors, (iii) at the request of Lehman, the Company shall use its best efforts to prevent the election of any member of the board of directors to which Lehman reasonably and timely objects, (iv)
Lehman has the right to designate a member of the board of directors and the
Company shall use its best efforts to cause such person's election to the board of directors, (v) Lehman has the right to designate a representative to attend all meetings of the board of directors in a nonvoting observer capacity and, in this respect, the Company shall give such representative copies of all notices, minutes, consents and all other materials that it provides to the directors and
(vi) the Company's independent registered public accounting firm shall be reasonably acceptable to Lehman. On February 3, 2006, Lehman advised the Company that it did not currently intend to exercise its right to designate a member of the board of directors.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

      On October 31, 2005, the Company, STAC, and the stockholders listed on
Schedule A thereto entered into the STAC Investor Rights Agreement as more fully described in and filed as Exhibit 10.4 to the November Form 8-K. In accordance with its terms, the Investor Rights Agreement terminated upon the Consolidation.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On February 3, 2006, as a result of the Consolidation, STAC is now a wholly-owned subsidiary of the Company. This Asset Purchase was financed through the issuance of the Debentures and the sale of the shares of Series A Preferred.
For a more detailed summary of this transaction, please see Item 1.01 herein as well as the November Form 8-K.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
           AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      As a result of the Consolidation on February 3, 2006, the Debentures
($34,950,000), initially convertible into STAC Common Stock at $1.00 per share, are now convertible into Company Common Stock at a conversion price of $1.50 per share. Under the terms of the Debentures, as amended as a result of the
Consolidation, STAC is obligated to pay interest of 6% per annum on the outstanding principal amount of the Debentures, payable quarterly beginning on
February 1, 2006. Commencing on November 1, 2007, STAC is required to make a quarterly redemption payment equal to 6.25% of the original principal amount of

                                       10

the Debentures, in cash. After the first anniversary of the Consolidation, STAC has the option to redeem the outstanding principal amount, in whole and not in part, plus accrued but unpaid interest and interest not yet accrued. Any remaining principal and accrued but unpaid interest is due on October 30, 2009
(the "Maturity Date").

      The entire principal amount of the Debentures may become due before the
Maturity Date upon the occurrence of certain events. Upon the occurrence of a change in control of STAC, the lenders may require STAC to repurchase the debentures in whole or in part, plus accrued but unpaid interest. Furthermore, upon the occurrence of an event of default, as defined in the Debentures, at the lenders' election, the full principal amount of the STAC Debentures, plus interest, becomes immediately due and payable in cash.

      So long as any portion of the Debentures is outstanding, the Company and
STAC will not permit any of its subsidiaries to, directly or indirectly:

      (a)   enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, but excluding Permitted Indebtedness (as defined in the STAC Debenture);

      (b)   enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom except in connection with Permitted Indebtedness;

      (c)   amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of the holder;

      (d)   repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of common stock or common stock equivalents other than to the extent permitted or required under the STAC Debenture or the Transaction Documents (as defined in the STAC Debenture);

      (e)   enter into any agreement with respect to any of the foregoing; or

      (f)   pay cash dividends or distributions on any equity securities.

      The Debentures are secured by the STAC Security Agreement (the "STAC
Security Agreement") dated as of October 31, 2005, creating a lien in all of the assets of STAC, as well as the Guarantor Security Agreement, the Copyright
Security Agreement, the Patent Security Agreement, the Trademark Security
Agreement and the General Continuing Guaranty, each of which is described above.

                                       11

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

DEBENTURES

      As a result of the Consolidation on February 3, 2006, the Debentures
($34,950,000), initially convertible into STAC Common Stock at $1.00 per share, are now convertible into Company Common Stock at a conversion price of $1.50 per share.

      The Company claimed an exemption from registration of the Debentures and the underlying Company Common Stock based on Section 4(2) of the 1933 Act and
Regulation D promulgated thereunder as the transaction did not involve a public offering.

EXECUTION AND DELIVERY OF WARRANTS

      On February 3, 2006, the Company issued seven-year warrants to the holders of the Debentures to purchase 10,081,607 shares of Company Common Stock in amounts proportional to the face amount of the Debentures exercisable at $0.01 per share. The Warrants will be exercisable from February 3, 2006 through
October 30, 2012.

      The Company claimed an exemption from registration of the Warrants and the underlying Company Common Stock as well as the issuance of the Company Common
Stock upon the exercise of the Warrants based on Section 4(2) of the 1933 Act and Regulation D promulgated thereunder as the transaction did not involve a public offering.

EXERCISE OF $0.25 WARRANTS

      During December 2005, warrants to purchase 50,000 shares of Company Common
Stock were exercised at an exercise price of $0.25.

      The Company claimed an exemption from registration of the warrants and the issuance of the Company Common Stock upon the exercise of the warrants based on
Section 4(2) of the 1933 Act and Regulation D promulgated thereunder as the transaction did not involve a public offering.

SERIES A PREFERRED CONVERTS INTO COMPANY COMMON STOCK

      On February 3, 2006, allof the outstanding shares of the Series A
Preferred automatically converted into 7,621,991 shares of Company Common Stock pursuant to the terms of the Series A Preferred at a conversion price of $1.35 per share.

      The Company claimed an exemption from registration of the underlying
Company Common Stock based on Section 4(2) of the 1933 Act and Regulation D promulgated thereunder as the transaction did not involve a public offering.

                                       12

STAC COMMON STOCK OWNED BY STAC MANAGEMENT EXCHANGED FOR SHARES OF COMPANY
COMMON STOCK

      On February 3, 2006, pursuant to the Securities Exchange Agreement, shares of STAC Common Stock owned by STAC management were exchanged for an aggregate of
9,506,380 shares of Company Common Stock.

      The Company claimed an exemption from registration of the Company Common
Stock based on Section 4(2) of the 1933 Act and Regulation D promulgated thereunder as the transaction did not involve a public offering.

525,000 ADDITIONAL SHARES OF COMPANY COMMON STOCK ISSUED TO DEBENTURE HOLDERS

      On February 3, 2006, pursuant to the Covenant Agreement described above, the Company issued 525,000 shares of Company Common Stock to the holders pro rata in accordance with their respective ownership of the Debentures.

      The Company claimed an exemption from registration of the Company Common
Stock based on Section 4(2) of the 1933 Act and Regulation D promulgated thereunder as the transaction did not involve a public offering.

500,000 ADDITIONAL SHARES OF COMPANY COMMON STOCK SOLD TO SUNRISE

      On February 3, 2006, pursuant to a Securities Purchase Agreement the
Company sold to Sunrise, an "accredited investor", 500,000 shares of Company
Common Stock for $750,000.

      The Company claimed an exemption from registration of the Company Common
Stock based on Section 4(2) of the 1933 Act and Regulation D promulgated thereunder as the transaction did not involve a public offering.

ITEM 5.01. CHANGES IN CONTROL OF THE REGISTRANT

      The Company does not believe that a change in control has occurred, however, a significant number of shares of Company Common Stock has been issued or is underlying the Debentures and Warrants pursuant to the Consolidation. As of the date immediately prior to the Consolidation, there were 19,871,929 shares of Company Common Stock issued and outstanding. As a result of the
Consolidation, a total of 18,153,371 shares of Company Common Stock were issued in the various transactions contemplated by the Consolidation. In addition, if all of the Warrants are exercised and all of the Debentures are converted, an additional 33,381,607 shares of Company Common Stock will be issued. If all of the Warrants are exercised and Debentures converted, assuming that there are no other issuances of Company Common Stock, there will be 71,406,907 shares issued and outstanding. The Company believes that these new shares are held by stockholders with

                                       13

divergent interests. Please note that Lehman Brothers, Inc. and the LB I Group,
Inc. are parties to that certain Letter Agreement described above in Item 1.01.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On February 3, 2006, Danielle Karp resigned from all of her positions with the Company, including as President and a Director, and its wholly-owned subsidiaries RelationServe Access, Inc. and Friendsand, Inc.

      On February 3, 2006, Paul Soltoff was appointed as a director of the
Company. The Director Agreement described above relates to the appointment of
Paul Soltoff. Soltoff is a party to the Securities Exchange Agreement described above and the Representation Certificate and the Management Escrow Agreement
described in Item 1.01 of the November Form 8-K.

      On February 3, 2006, Paul Soltoff, age 51, was appointed Chief Executive
Officer of the Company. Prior to joining the Company he was the chairman and
Chief Executive Officer of STAC and its predecessor since its founding in 2000.
In this capacity, Mr. Soltoff is responsible for STAC's overall strategic direction as well as the development of innovative marketing methodologies to expand the core marketing and advertising services. STAC is an integrated online and offline direct response marketing services company which employs approximately 65 team members between its Florida and New York offices. Mr.
Soltoff's original Employment Agreement with STAC is attached hereto as Exhibit
10.15. It provides that Mr. Soltoff will serve as STAC's Chief Executive Officer and a Director for an initial five year term, which will be renewed for additional one year terms thereafter, unless written notice is provided by either party. Mr. Soltoff's Employment Agreement further provides that he will be paid an annual salary of $400,000 as well as such incentive compensation and bonuses as the board of directors may determine and to which he may become entitled to pursuant to an incentive compensation or bonus program.

      On February 3, 2006, Eric Obeck, age 41, was appointed President of the
Company. Prior to joining the Company, he was the President of STAC and its predecessor since July 2003. In this role Mr. Obeck is responsible for leading
STAC's executive management team and providing guidance and oversight regarding its financial performance. Additionally, Mr. Obeck leads STAC's online initiatives and is regularly involved with its key clients and partners. Prior to this Mr. Obeck was STAC's Chief Operating Officer from August 2000 through
June 2003. In this capacity, he was responsible for building STAC's sales force and operations/technology infrastructure. Mr. Obeck's original Employment
Agreement with STAC is attached hereto as Exhibit 10.16. It provides that Mr.
Obeck will serve as STAC's President for an initial five year term, which will be renewed for additional one year terms thereafter, unless written notice is provided by either party. Mr. Obeck's Employment Agreement further provides that he will be paid an annual salary of $325,000 as well as such incentive compensation and bonuses as the board of directors may determine and to which he may become entitled to pursuant to an incentive compensation or bonus program.

                                       14

      On February 3, 2006, Donald Gould, age 42, was appointed Chief Financial
Officer of the Company. Prior to joining the Company, he was the Chief Financial
Officer of STAC and its predecessor since 2000. In this role Mr. Gould is responsible for the financial management of STAC including oversight of all aspects of human resources and legal and corporate governance aspects of STAC.
Mr. Gould's original Employment Agreement with STAC is attached hereto as
Exhibit 10.17. It provides that Mr. Gould will serve as STAC's Chief Financial
Officer for an initial five year term, which will be renewed for additional one year terms thereafter, unless written notice is provided by either party. Mr.
Gould's Employment Agreement further provides that he will be paid an annual salary of $225,000 as well as such incentive compensation and bonuses as the board of directors may determine and to which he may become entitled to pursuant to an incentive compensation or bonus program.

      Each of these newly appointed officers is a party to the Securities
Exchange Agreement described above and the Representation Certificate and the
Management Escrow Agreement described of Item 1.01 in the November Form 8-K.

ITEM 8.01. OTHER EVENTS

      On February 6, 2006, the Company announced that it completed the
Consolidation. For more information, please refer to the press release attached hereto as Exhibit 99.1.

      RelationServe Media, Inc. is presently doing business as SendTec.
RelationServe Media, Inc. intends to seek approval for a formal name change to SendTec at its next annual meeting of stockholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS

--------------------------------------------------------------------------------
EXHIBIT NUMBER                            DESCRIPTION

--------------------------------------------------------------------------------
     10.1      Covenant Agreement, dated February 3, 2006
--------------------------------------------------------------------------------
     10.2      Guarantor Security Agreement, dated February 3, 2006
--------------------------------------------------------------------------------
     10.3      Copyright Security Agreement, dated February 3, 2006
--------------------------------------------------------------------------------
     10.4      Patent Security Agreement, dated February 3, 2006
--------------------------------------------------------------------------------
     10.5      Trademark Security Agreement, dated February 3, 2006
--------------------------------------------------------------------------------
     10.6      General Continuing Guaranty, dated February 3, 2006
--------------------------------------------------------------------------------
     10.7      Form of Warrant, dated February 3, 2006
--------------------------------------------------------------------------------

                                       15

--------------------------------------------------------------------------------
     10.8      Securities Exchange Agreement, dated February 3, 2006
--------------------------------------------------------------------------------
     10.9      Registration Rights Agreement, dated February 3, 2006
--------------------------------------------------------------------------------
    10.10      Non-Competition and Non-Solicitation Agreement by and between the Company and the Hirsch Affiliates, dated February 3, 2006
--------------------------------------------------------------------------------
    10.11      Severance Agreement by and between the Company and Danielle
               Karp, effective February 3, 2006
--------------------------------------------------------------------------------
    10.12      Stock Purchase Agreement by and between the Company and Sunrise
               Equity Partners, L.P., dated February 3, 2006
--------------------------------------------------------------------------------
    10.13      Mutual General Release by and between the Company and the Hirsch
               Affiliates, dated February 3, 2006
--------------------------------------------------------------------------------
    10.14      Letter Agreement, dated October 31, 2005
--------------------------------------------------------------------------------
    10.15      Employment Agreement for Paul Soltoff, effective October 31, 2005
--------------------------------------------------------------------------------
    10.16      Employment Agreement for Eric Obeck, effective October 31, 2005
--------------------------------------------------------------------------------
    10.17      Employment Agreement for Donald Gould, effective October 31, 2005
--------------------------------------------------------------------------------
     99.1      Press Release, dated February 6, 2006
--------------------------------------------------------------------------------

      The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to the exhibits.

                                       16

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this Amendment to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2006                   By:    /s/ Paul Soltoff
                                              ----------------------------------
                                               Name: Paul Soltoff
                                               Title:   Chief Executive Officer

                                       17